SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):	May 9, 2003

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                     (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

ROCK OF AGES CORPORATION

FORM 8-K

ITEM 5.   OTHER EVENTS.

On May 9, 2003 the Registrant announced that Rock of Ages' Board of Directors has declared a quarterly cash dividend of $0.01 per share payable on June 15, 2003 to shareholders of record at the close of business on May 15, 2003. The foregoing is qualified in its entirety by a press release dated May 9, 2003, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1 - Press Release issued by Rock of Ages Corporation on May 9, 2003.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: May 9, 2003	By: /s/Michael Tule Michael Tule Vice President/General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Rock of Ages Corporation on May 9, 2003.